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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2007

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                    001-16855                98-0362785
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Second Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                        N/A
       (Address of Principal Executive Offices)                   (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 5.02. Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On August 2, 2007, the Board of Directors of Scottish Re Group Limited (the "Company") elected George Zippel, 48, as a director of the Company. In connection with such election, Paul Goldean has resigned from the Board of Directors.

     Mr. Zippel is also slated to become the Company's President and Chief Executive Officer immediately after the Company files its Form 10-Q for the second quarter. From May 2004 until joining the Company, Mr. Zippel was President and CEO of Genworth Financial's Protection segment, which included the company's life insurance, long-term care insurance, employee benefit, and payment protection insurance businesses. Prior to joining Genworth as part of its initial public offering in May 2004, Mr. Zippel held various senior management, operations and financial roles with the General Electric Company. He joined GE Financial in 1999 as President and CEO of First Colony Life Insurance Company. Mr. Zippel holds a B.A. in Economics from Hamilton College. He was most recently a board member of the American Council of Life Insurers and served on the Boards of Directors of Centra Health, Amazement Square - The Rightmire Children's Museum, STEP with Links, and the NAILBA Charitable Foundation.

     The Board of Directors also, on August 2, 2007, appointed director Jonathan Bloomer to the position of Chairman of the Board.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Paul Goldean
                                          --------------------------------------
                                          Paul Goldean
                                          President and Chief Executive Officer



Dated:  August 8, 2007